PROSPECTUS

December 20, 2007

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

Investor Shares

This Prospectus describes Schroder Multi-Asset Growth Portfolio (the ‘‘Fund’’), a mutual fund offered by Schroder Series Trust (the ‘‘Trust’’).

Schroder Multi-Asset Growth Portfolio seeks long-term capital appreciation through a flexible asset allocation approach. The Fund allocates its investments among a variety of different asset classes – including traditional asset classes and ‘‘alternative’’ asset classes – in response to changing market, economic, and investment conditions. An investment in the Fund involves risks.

This Prospectus explains what you should know about the Fund before you invest. Please read it carefully. You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about the Fund and other funds in the Schroder family of funds, and to obtain a Prospectus. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SCHRODER SERIES TRUST

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SUMMARY INFORMATION

Investment Objective.   To seek long-term capital appreciation.

Principal Investment Strategies.   The Fund seeks long-term capital appreciation through a flexible asset allocation approach, investing in traditional asset classes and in alternative asset classes. The Fund’s adviser, Schroder Investment Management North America Inc. (‘‘Schroders’’), and sub-adviser, Schroder Investment Management North America Limited (‘‘SIMNA Ltd.’’), allocate the Fund’s investments among asset classes in response to changing market, economic, and political factors and events that the adviser or sub-adviser believe may affect the value of the Fund’s investments. The Fund seeks a level of investment return, after investment advisory fees, in excess of the rate of inflation.

The Fund’s adviser or sub-adviser may seek exposure to the asset classes described below by investing in other investment companies or investment pools or by investing directly in securities and other investments. These might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds, and unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), such as ‘‘hedge funds’’) or indexes of investment pools. Some of these funds or pools may be managed or sponsored by the adviser or sub-adviser and its affiliates, although others may not be. (The amount of the Fund’s investment in certain investment companies or investment pools is limited by law or by tax considerations.)

The Fund pursues its objective by using a combination of the following strategies:

–	Allocating its investments among a broad array of traditional asset classes, such as equity and fixed-income investments, and less traditional, alternative asset classes, such as investments in real estate, commodities, currencies, and private equity, and investments in absolute return strategies, described below;

–	On-going asset allocation across markets and asset classes in response to changing market conditions and market cycles; and

–	Specialist management within certain of the underlying asset classes. The Fund’s adviser or sub-adviser may itself manage the Fund’s assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund’s assets in other investment companies or private investment pools providing access to specialist management outside of the Schroders organization.

The Fund’s adviser and sub-adviser will emphasize the management of risk and volatility. Generally, the Fund’s adviser and sub-adviser seeks to minimize volatility in the value of its portfolio by:

–	Using a wide range of asset classes whose performance the adviser or sub-adviser believes will not be highly correlated with each other;

–	Employing asset allocation positioning with the aim of providing greater stability of performance; and

–	Employing derivatives to seek to limit the potential for loss in times of market volatility.

The portfolio is not managed with reference to a specified benchmark. Every asset class is reviewed on an ongoing basis by the Fund’s adviser or sub-adviser to determine whether it provides the opportunity to enhance performance or to reduce risk. The portfolio will be allocated across a range of asset classes. Exposure to different asset classes and strategies will vary over time, in response to changes in the adviser’s or the sub-adviser’s assessment of changing market, economic, and political factors and events that the adviser or sub-adviser believe may impact the value of the Fund’s investments.

The Fund’s adviser and sub-adviser will rely on proprietary asset allocation models to adjust the amount of the Fund’s investments in the various asset classes. They may manage the Fund’s investments in all of these asset classes directly, or may obtain exposure to one or more of these asset classes through investment in other registered investment companies or private investment pools or through the use of derivatives, as described below. The amount of the Fund’s investment in a particular asset class, or the types of investments it may make in a particular asset class, may be limited by tax considerations or limitations imposed by federal securities laws.

Principal Investments.

Traditional Asset Classes   –

Equity Investments – Equity securities, of U.S. or foreign issuers of any size. Equity securities include common stocks, preferred stocks, and securities convertible into common or preferred stocks, and options and warrants to purchase common or preferred stocks. The Fund may invest any portion of its assets in equity securities of issuers located in ‘‘emerging market’’ countries. The Fund may also purchase securities in initial public offerings. In selecting investments for the Fund, the Fund’s adviser or sub-adviser may seek to identify securities of companies in industries, sectors, or geographical regions that it believes are undervalued or otherwise offer significant potential for capital appreciation, and companies that it believes offer the potential for capital appreciation based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors.

Fixed-Income Investments – Debt securities of issuers located anywhere in the world believed to offer the potential for attractive capital appreciation, current income, or both. Debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; debt securities of domestic or foreign corporations; mortgage-backed and other asset-backed securities; obligations of international agencies or supranational entities; debt securities convertible into equity securities; inflation-indexed bonds; structured notes, including hybrid or ‘‘indexed’’ securities, event-linked bonds, and loan participations; and delayed funding loans and revolving credit facilities. Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may invest in securities of any credit rating, including securities of investment grade and higher-yielding, lower-rated securities, sometimes known as ‘‘junk’’ bonds. Securities will be considered to be of investment grade if they are rated BBB or above by a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.), or if they are unrated and the Fund’s adviser or sub-adviser considers them to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the highest rating will control for this purpose. The Fund will not normally invest in securities rated below CC− or the equivalent (or determined by the Fund’s adviser or sub-adviser to be of comparable quality). The Fund may invest any portion of its assets in debt securities of issuers located in ‘‘emerging market’’ countries.

Short-Term Investments   –   Short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Alternative Asset Classes   –

Real Estate   –   Investments in real-estate related securities, such as real estate investment trusts (‘‘REITs’’) (equity REITs or mortgage REITs), real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties; property management firms; finance, mortgage, and mortgage servicing firms; construction supply and equipment manufacturing companies; and firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

Absolute Return   –   Investments in portfolios of securities managed to provide an investment return that is generally independent of changes in the values of broad-based equity securities indices. Those portfolios may include long and short equity or fixed-income positions and investments in derivatives. Absolute return investments will normally be selected for their ability to provide predictable, hedged returns over time.

Infrastructure   –   Securities of U.S. and non-U.S. issuers providing exposure to infrastructure investment. Infrastructure investments may be related to physical structures and networks that provide necessary services to society, such as transportation and communications networks, water and energy utilities, and public service facilities.

Commodities   –   Investments intended to provide exposure to one or more physical commodities or securities indices. Investments may include, by way of example, futures contracts, options on futures contracts, and forward contracts, and securities designed to provide commodity-based exposures.

Currencies   –   Investment positions in various foreign currencies, including actual holdings of those currencies, forward, futures, swap, and option contracts with respect to foreign currencies.

Private Equity   –   Investments in private companies (or private investments in public companies) typically made in connection with the organization or restructuring of a company, including so-called leveraged buy-outs and management buy-outs.

The Fund’s adviser or sub-adviser may also seek exposure to the asset classes described above either by investing in other investment companies or investment pools or by investing directly in securities or other investments. The Fund may seek to obtain, or reduce, exposure to one or more asset classes through the use of exchange-traded or over-the-counter derivatives, such as, for example, futures contracts, interest rate swaps, total return swaps, options (puts and calls) purchased or sold by the Fund, and structured notes. The Fund may also use derivatives for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Fund and reinvestment of the proceeds. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information (‘‘SAI’’). In addition, investments in derivatives, as well as in securities with substantial market and/or credit risk as well as foreign securities, tend to have exposure to liquidity risk, as described further in this Prospectus and in the Fund’s SAI.

Provisions of the 1940 Act and the rules promulgated thereunder limit the Fund’s ability to invest in certain derivatives that are not ‘‘securities’’ as the term is defined in the 1940 Act. The Fund has applied to the Securities and Exchange Commission (the ‘‘SEC’’) for exemptive relief from these limitations, but until such exemptive relief is granted the Fund’s ability to use such derivatives may be limited. If the SEC does not grant the requested exemptive relief, the Fund may be limited in its ability to enter into transactions involving investments that do not qualify as ‘‘securities’’ under applicable law; in that case, the Fund may need to pursue its investment strategy through alternative means, which may have an adverse effect on the Fund’s performance to expense ratio.

The Fund’s adviser or sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. If the Fund’s adviser and sub-adviser trade the Fund’s portfolio securities frequently, it may result in taxable capital gains and transaction costs (such as brokerage expense or the bid/asked spread on purchases and sales of securities).

The Fund’s investment adviser or sub-adviser may retain one or more other additional sub-advisers to manage portions of the Fund’s portfolio invested in certain asset classes. The Fund may apply for exemptive relief from the SEC to permit the Fund’s adviser or sub-adviser to retain one or more sub-advisers without approval of shareholders of the Fund. Until the Fund receives that relief, the Fund’s adviser or sub-adviser will not generally be permitted to retain any sub-adviser (other than certain sub-advisers affiliated with Schroders) without shareholder approval, although the Fund will be permitted to terminate any sub-advisory agreement.

The table below shows the percentages of the Fund’s assets the Fund’s adviser or sub-adviser expects to be allocated to each of the identified assets classes initially. The Fund may gain exposure to each asset class directly, through investments in other investment companies, or through use of derivatives. It is possible that the initial allocation and advisory arrangements with respect to an asset class will be different from those shown in the table. Allocations and anticipated investment ranges will change over time.

Asset Class	Initial Estimated Allocation	Anticipated Investment Ranges
Equity Investments	50%	0-75%
Fixed Income Investments
Investment Grade Fixed-Income Investments	0%	0-25%
Emerging Market and Below Investment Grade Fixed Income Investments	18%	0-25%
Alternative Investments	24.5%	0-50%
Real Estate	4%	0-25%
Absolute Return	2%	0-30%
Infrastructure	2%	0-15%
Commodities	11%	0-20%
Currencies	0%	0-8%
Private Equity	5.5%	0-15%
Cash and other short-term investments	7.5%	0-25%

The Fund will seek to allocate its investments across a variety of asset classes, which may serve to reduce overall investment risk, although it is not a guarantee against losses. Although Schroders will attempt to reduce the volatility of the Fund’s portfolio through investment across a variety of asset classes, there can, of course, be no assurance that Schroders will be successful in doing so. It is possible that the Fund could experience losses in all of the asset classes in which it has invested at any time. The Fund is a diversified investment company as defined in the 1940 Act.

The Fund’s adviser and sub-adviser expect that, initially, the Fund will allocate its assets as follows: pooled investment vehicles not sponsored by Schroders or a Schroders affiliate – approximately 70%; pooled investment vehicles sponsored by Schroders or a Schroders affiliate – approximately 20%; and direct investments (not through other investment pools) – approximately 10%. It is nonetheless possible that the initial allocation will be different; allocations between direct investments and affiliated and unaffiliated pooled investment vehicles will change over time.

Principal Risks.

–	It is possible to lose money on an investment in the Fund.

–	Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

–	Equity Markets Risk. The values of equity securities fluctuate in response to issuer, political, market, and economic developments. Equity prices can fluctuate dramatically over short time periods in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large capitalization stocks can react differently from small capitalization stocks, and ‘‘growth’’ stocks can react differently from ‘‘value’’ stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

–	Small and Mid Cap Companies Risk. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro-cap companies, which tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small and mid cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Initial Public Offerings (IPOs) Risk. The Fund may purchase securities of companies in initial public offerings of their securities, either in the initial offering itself or shortly after the initial offering. Such investments are subject generally to the risks described above under ‘‘Small and Mid Cap Companies Risk.’’ Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.

–	Convertible Securities Risk. The Fund may invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The Fund may also invest in corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of preferred or common stock, and so subject to the risks of investments in both debt securities and equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

–	Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

–	Inflation/Deflation Risk. Inflation risk is the risk that the value of the Fund’s investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	Valuation Risk. Due to the nature of some of the Fund’s investments and the market environment, a portion of the Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. There can be no assurance that such prices accurately reflect the price the Fund would receive upon sale of a security, and to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets.

–	U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in U.S. Government securities may also be subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described below under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	Mortgage and Asset-Backed Securities Risk. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. In addition to interest rate risk (as described above under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk and valuation risk (as described above under ‘‘Credit Risk’’ and ‘‘Valuation Risk’’) and liquidity risk (as described below under ‘‘Liquidity Risk’’).

Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the Trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

–	High-Yield/Junk Bonds Risk. Securities rated below investment grade (‘‘high-yield bonds’’ or ‘‘junk bonds’’) lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

–	Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

–	Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

–	Emerging Markets Securities Risk. The Fund may invest in ‘‘emerging market’’ countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country’s dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries’ economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies described above under ‘‘Small and Mid Cap Companies Risk.’’

The Fund’s adviser and sub-adviser currently consider ‘‘emerging market’’ countries to be countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund’s adviser or sub-adviser may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund’s investments. The Fund’s adviser and sub-adviser have determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund’s eligible investments.

–	Geographic Focus Risk. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

–	Leverage Risk. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used.

–	Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

–	Liquidity Risk. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value. If the Fund invests in an investment company that is not part of the Schroder group of funds, it will not be permitted to require that investment company to redeem more than one percent of the investment company’s outstanding shares in any 30-day period; as a result, the Fund may be required to consider shares of such an investment company to be illiquid to the extent they may not be immediately redeemable by the Fund.

–	Real Estate Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Infrastructure Investment Risk. The Fund’s infrastructure-related investments expose the Fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

–	Commodity Risk. The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund’s ability to invest in commodity-related investments may be limited by tax considerations.

–	Investments in Pooled Vehicles Risk. The Fund may invest in shares of other open-end or closed-end investment companies (including single country funds), exchange-traded funds, and investment pools not registered under the 1940 Act. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects the Fund to a pro rata portion of the other investment company’s fees and expenses. Unregistered investment pools are not subject to the same level of regulation as are registered investment companies, including investor protection laws, rules, and regulations.

–	Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated between the underlying funds in which it invests according to the Fund’s asset allocation targets and ranges. The Fund’s adviser and sub-adviser attempt to identify allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results.

–	Underlying Fund Risk. The value of your investment in the Fund is related to the investment performance of the underlying funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these funds and their investments. Because the Fund’s allocation among different underlying funds and investments directly in securities will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

–	Affiliated Fund Risk. In managing the Fund, the adviser or sub-adviser will have authority to select and substitute underlying funds managed by them or their affiliates. The Fund’s investment adviser or its sub-adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the adviser or sub-adviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. The adviser or sub-adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying Schroders funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. The Fund’s adviser or sub-adviser or an affiliate may receive fees from underlying funds which they advise or sub-advise, in addition to fees paid to the adviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the adviser and sub-adviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. The Fund’s adviser has implemented a fee waiver and expense limitation the amount of which is based, in part, on the likely revenues to the adviser and its affiliates from investment in affiliated underlying funds. In addition, the adviser will report to the Fund’s Trustees periodically as to the amount of the Fund’s assets invested in affiliated underlying funds and the bases for the adviser’s or sub-adviser’s selection of those investments. In addition, the adviser or sub-adviser may have an incentive to take into account the effect on an underlying fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund.

–	Depositary Receipts Risk. The Fund may invest in sponsored or unsponsored Depositary Receipts. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

–	Management Risk. Because the Fund is actively managed, its investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. The Fund’s adviser or sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s ability to achieve its investment objective depends upon the adviser’s or sub-adviser’s ability to select the best mix of underlying funds and securities and strategic asset allocation. There is a risk that the Fund’s adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

–	Private Placements and Restricted Securities. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund’s adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. The Fund’s sale of such investments may also be restricted under securities laws.

–	Loan Participations. The Fund may invest in ‘‘loan participations.’’ The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

–	Repurchase Agreements. The Fund may enter into repurchase agreements. The Fund’s investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

–	Frequent Trading/Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund’s sub-adviser expects that the portfolio turnover rate for the Fund’s first fiscal year will be approximately 60%. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.

Performance Information.   The Fund recently commenced operations and does not yet have historical investment performance.

Changes in investment objective and strategies.   The Fund’s investment objective and strategy and target allocations and, unless otherwise noted in this prospectus or in the SAI, other investment policies of the Fund are not fundamental policies and, as such, may be changed by the Trustees without a vote of, or notice to, the shareholders.

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment):

Investor Shares
Maximum Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Redemption Fee	2.00%(1)
Exchange Fee	None

(1)    Shares of the Fund held for two months or less are subject to a redemption fee of 2.00%, subject to certain exceptions described herein. See ‘‘How to Sell Shares – Redemption Fee.’’

Annual Fund Operating Expenses   (expenses that are deducted from Fund assets):

Investor Shares
Management Fees(1)	0.75%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.89%
Acquired Fund Fees and Expenses(3)	0.75%
Total Annual Fund Operating Expenses	2.39%
Less: Fee Waiver and Expense Limitation(4)	(0.39%)
Net Expenses(4) (5)	2.00%

(1)    Management Fees for the Fund include all fees payable to the Fund’s adviser and its affiliates for investment advisory and fund administration services. The Fund also pays sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under ‘‘Other Expenses.’’ The Fund’s adviser has contractually agreed to waive a portion of its management fee through February 28, 2009 (see footnote (4) below).

(2)    ‘‘Other Expenses’’ for the Fund are based on estimated amounts for the Fund’s current fiscal year.

(3)    The ‘‘Acquired Fund Fees and Expenses’’ are the expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the total operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds. Excluding these indirect cost of the underlying funds, Total Annual Fund Operating Expenses for Investor Shares would be 1.64%; and net expenses after waivers and expense reimbursements would be: 1.25%.

(4)    The ‘‘Net Expenses’’ shown for the Fund reflect the effect of the contractually imposed fee waiver and expense limitations, in effect until February 28, 2009, on the Total Annual Fund Operating Expenses of the Fund. In order to limit the expenses of the Fund’s shares, the Fund’s adviser has contractually agreed until that date (i) to reduce its compensation by 0.15% and (ii) if necessary, to pay other Fund expenses to the extent that the Total Annual Fund Operating Expenses of the Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the Investor Shares of the Fund exceed the annual rate of 1.25% (based on the average daily net assets attributable to the Investor Shares). The fee waiver and expense limitations for the Fund may only be terminated during their term by the Board of Trustees.

(5)    The ‘‘Net Expenses’’ shown in the table above include Acquired Fund Fees and Expenses, as described in footnote (3) above. The ‘‘Net Expenses’’ in the table do not include interest, taxes, or extraordinary expenses. The Fund does not expect to incur such expenses in its first fiscal year.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses for each year are the same as the Fund’s Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund’s Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Shares	$203	$702

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PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund may not achieve its objective. The following provides more detail about certain of the Fund’s principal risks and the circumstances which could adversely affect the value of the Fund’s shares or its investment return. Unless a strategy or policy described below is specifically prohibited by the Fund’s investment restrictions as set forth in this Prospectus or under ‘‘Investment Restrictions’’ in the Fund’s SAI, or by applicable law, the Fund may engage in each of the practices described below.

–	Equity Securities Risk. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by the Fund’s adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions.

–	Convertible Securities Risk. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of preferred or common stock, and so subject to the risks of investments in both debt securities and equity securities. The Fund may also invest in preferred stocks that are convertible into common stocks, and so subject to the risks of investments in both preferred and common stocks. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

–	Warrants Risk. The Fund may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock.

–	Foreign Investment Risk. The Fund may invest in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to the Fund’s investments in foreign securities. In determining whether to invest the Fund’s assets in debt securities of foreign issuers, the Fund’s adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

–	Foreign Currencies Risk. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

–	Emerging Markets Securities Risk. Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

–	Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

–	Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

–	Small and Mid Cap Companies Risk. The Fund may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.

–	Initial Public Offerings (IPOs) Risk. The Fund may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. The investment performance of the Fund during periods when they are unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.

–	Private Placements and Restricted Securities. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund’s adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. The Fund’s sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is ‘‘readily marketable’’ pursuant to these procedures, and the Fund is not able to sell such security at the price that such persons anticipate, the Fund’s net asset value will decrease.

–	Derivatives Risk. Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Fund’s adviser or sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into ‘‘over the counter’’ (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. See the Fund’s SAI for more information. Special tax considerations apply to the Fund’s investments in derivatives.

–	Leverage Risk. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

–	Over-the-Counter Risk. Securities traded in over-the-counter markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

–	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

–	Real Estate Risk. The Fund may invest in REITs that subject it to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

–	Mortgage and Asset-Backed Securities Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described below under ‘‘Interest Rate Risk’’), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of liquidity risk, valuation and credit risk (as described above under ‘‘Liquidity Risk’’ and below under ‘‘Credit Risk’’ and ‘‘Valuation Risk’’). Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion (‘‘IOs’’) or the principal portion (‘‘POs’’) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

If the Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

–	Infrastructure Investment Risk. The Fund’s infrastructure-related investments expose the Fund to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational, or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

–	Commodity Risk. The Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s income from investments in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

–	Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

–	Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities.

If a security has been rated by more than one nationally recognized statistical rating organization the Fund’s adviser or sub-adviser will consider the highest rating for the purposes of determining whether the security is of ‘‘investment grade.’’ The Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund’s adviser or sub-adviser will consider whether the security continues to be an appropriate investment for the Fund. The Fund considers whether a security is of ‘‘investment grade’’ only at the time of purchase. The Fund may invest in securities which will not be rated by a nationally recognized statistical rating organization (such as Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service Inc.), and their credit quality will be determined by the adviser or sub-adviser.

Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

–	Inflation/Deflation Risk. Inflation risk is the risk that the Fund’s assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

–	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

–	U.S. Government Securities Risk. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under ‘‘Interest Rate Risk’’), prepayment risk (as described above under ‘‘Mortgage and Asset-Backed Securities Risk’’), extension risk (as described above under ‘‘Extension Risk’’), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

–	High-Yield/Junk Bonds Risk. The Fund may invest in securities of any credit rating, including securities of investment grade and higher-yielding, lower-rated securities, sometimes known as ‘‘junk’’ bonds. Securities will be considered to be of investment grade if they are rated BBB or above by a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.), or if they are unrated and the Fund’s adviser or sub-adviser considers them to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the highest rating will control for this purpose. The Fund will not normally invest in securities rated below CC− or the equivalent (or determined by the Fund’s adviser or sub-adviser to be of comparable quality). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, the Fund at times may be unable to establish the fair value of such securities. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund adviser’s or sub-adviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

–	Investments in Pooled Vehicles Risk. The Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the Fund’s adviser or sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, the Fund may pay a premium above such investment company’s net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, the Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will be able to do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations, such as redemption fees; under certain circumstances, such investment companies that are sponsored by Schroders or its affiliates will waive such a redemption fee. See ‘‘How to Sell Fund Shares – Redemption Fees’’ for more information.

–	Allocation Risk. The Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among the underlying funds in which it invests according to the Fund’s asset allocation targets and ranges. The Fund’s adviser and sub-adviser attempt to identify allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Fund’s adviser or sub-adviser will focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions. Although the Fund will attempt to invest in a number of different underlying funds, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be particularly sensitive to the risks associate with that fund and any investments in which that fund concentrates.

–	Underlying Fund Risk. The value of your investment in the Fund is related to the investment performance of the underlying funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these funds and their investments. Because the Fund’s allocation among different underlying funds and investments directly in securities will vary, your investment may be subject to any and all of these risks at different times and to different degrees. There is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objective or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that the Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are ‘‘non-diversified’’ because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the underlying fund’s net asset value.

–	Affiliated Fund Risk. In managing the Fund, the Fund’s adviser or sub-adviser will have authority to select and substitute underlying funds. The Fund’s investment adviser or its sub-adviser may be subject to a potential conflict of interest in determining whether to invest in an underlying fund managed by the adviser or sub-adviser or an affiliate, or in a pool managed by an unaffiliated manager, and may have an economic or other incentive to select the pool managed by it or its affiliate over another pool that may be more appropriate for the Fund. The adviser or sub-adviser may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to them by some underlying Schroders funds may be higher than the fees paid to them by the Fund or by other funds available for investment by the Fund. The Fund’s adviser or sub-adviser or an affiliate may receive fees from underlying funds which they advise or sub-advise, in addition to fees paid to the adviser by the Fund, and therefore may have an incentive to invest the Fund’s assets in such funds. Similarly, the adviser and sub-adviser have a financial incentive to invest the Fund’s assets in affiliated underlying funds with higher fees than other affiliated and unaffiliated funds available for investment by the Fund. The Fund’s adviser has implemented a fee waiver and expense limitation the amount of which is based, in part, on the likely revenues to the adviser and its affiliates from investments in affiliated underlying funds. In addition, the adviser will report to the Fund’s Trustees periodically as to the amount of the Fund’s assets invested in affiliated underlying funds and the bases for the adviser’s or sub-adviser’s selection of those investments. Furthermore, the adviser or sub-adviser may have an incentive to take into account the effect on an underlying fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell interests in the pool; the interests of the underlying fund or pool may or may not be consistent with those of the Fund. However, the Fund’s adviser or sub-adviser is a fiduciary to the Fund and is obligated to act in its best interest when selecting underlying funds. In fulfilling their fiduciary duties, on an on-going basis, the adviser and sub-adviser will seek to assure that any conflicts are minimized.

–	Depositary Receipts Risk. The Fund may invest in American Depositary Receipts (‘‘ADRs’’), as well as German Depositary Receipts (‘‘GDRs’’), European Depositary Receipts (‘‘EDRs’’) or other similar securities representing ownership of foreign securities. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depository Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest in both sponsored and unsponsored Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored Depositary Receipts and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

–	Management Risk. Because the Fund is actively managed, the Fund’s investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. The Fund’s adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s ability to achieve its investment objective depends upon the adviser’s or sub-adviser’s ability to select the best mix of underlying funds and securities and strategic asset allocation. There is a risk that the Fund’s adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

–	Frequent Trading / Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s adviser or sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by the Fund is known as ‘‘portfolio turnover.’’ Portfolio turnover generally involves some expense to the Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. Consult your tax advisor regarding the effect the Fund’s portfolio turnover rate could have on your tax situation. The Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which the Fund invests.

–	Valuation Risk. Due to the nature of some Fund investments and the market environment, a portion of a Fund’s assets may be valued by Schroders at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security. In addition, to the extent the Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. If the Fund has valued securities it holds too high, you may end up paying too much for the Fund’s shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets.

–	Loan Participations. The Fund may invest in ‘‘loan participations.’’ Loan participations may be structured in different forms, including novations, assignments and participating interests. By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

–	Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund’s investment return on such assets will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the seller of a repurchase agreement defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

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NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Principal Investment Strategies section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Fund’s adviser or sub-adviser might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund’s adviser or sub-adviser.

–	Short Sales. The Fund may sell a security short when the Fund’s adviser or sub-adviser anticipates that the price of the security will decline. The Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund ‘‘closes’’ the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

–	When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

–	Securities Loans. The Fund may lend portfolio securities to broker-dealers. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may enter into securities loans as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

–	Temporary Defensive Strategies. At times, the Fund’s adviser or sub-adviser may judge that conditions in the securities markets make pursuing the Fund’s investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund’s adviser or sub-adviser may, but is not required to, take temporary ‘‘defensive’’ positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund may invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund’s adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

–	Securities in Default. The Fund may invest a portion of its assets in debt securities that are in default. Securities that are in default are subject generally to the risks described above under ‘‘Principal Risks of Investing in the Fund – High Yield/ Junk Bonds Risk,’’ and may offer little or no prospect for the payment of the full amount of unpaid principal and interest.

–	Other Investments. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

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MANAGEMENT OF THE FUND

The Trust is governed by a Board of Trustees. The Board of Trustees of the Trust has retained Schroders to serve as the Fund’s adviser. Subject to the control of the applicable Board of Trustees, Schroders also manages the Fund’s other affairs and business.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser responsible for portfolio management of the Fund, including the allocation of the Fund’s investments among asset classes.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Fund and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders’ ultimate parent, is a global asset management company with approximately $280.5 billion under management as of September 30, 2007. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world’s investment markets.

–	Management Fees. The Fund has agreed to pay management fees for investment management services to Schroders at the annual rate (based on the Fund’s average daily net assets) of 0.75%. For the services to be rendered by SIMNA Ltd., Schroders (and not the Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the Fund to Schroders for such month, provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period. Schroders has agreed to waive a portion of its management fees through February 28, 2009.

–	Expense Limitations and Waivers. In order to limit the expenses of the Fund, Schroders has contractually agreed until February 28, 2009 (i) to reduce its compensation by 0.15% and (ii) if necessary, to pay other Fund expenses to the extent that the Total Annual Fund Operating Expenses of the Fund (other than Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the Investor Shares of the Fund exceed the annual rate of 1.25% (based on the average daily net assets attributable to the Investor Shares).

–	Portfolio Management. The portfolio manager at SIMNA Ltd. named below has primary responsibility for making investment decisions for the Fund. All investment decisions are made by a team of investment professionals at SIMNA Ltd. with the portfolio manager named below having primary responsibility for making investment decisions for the Fund. The portfolio manager’s recent professional experience is also shown. The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Name	Title	Since	Recent Professional Experience
Andreas Koester, CFA	Head of Multi-Asset Solutions, Europe	Inception	Mr. Koester is Head of Multi-Asset Solutions, Europe of Schroders. He has been an employee of SIMNA Ltd. since 2005. Formerly, Head of Asset Allocation and Balanced Funds and Senior Portfolio Manager of AXA Investment Managers from 2001 to 2005.

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HOW THE FUND’S SHARES ARE PRICED

The Fund calculates the net asset value per share of each of its classes of shares by dividing the total value of the assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. The Fund values its shares as of the close of trading on the New York Stock Exchange (the ‘‘Exchange’’) (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Exchange is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Fund’s adviser or sub-adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. A pricing service may recommend a fair value based generally on prices of comparable securities. Certain securities, such as various types of options (as described further below), are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value guidelines may differ from recent market prices for the investment. Reliable market quotations are not considered to be readily available for most long-term bonds, certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments (‘‘high yield debt’’) and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders believes another valuation is more appropriate.

If the Fund’s assets are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the value of the securities held directly by the Fund and the net asset values of the registered open-end investment management companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which these companies will use fair value pricing.

Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are generally valued at the most recently reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or exchange-traded fund (‘‘ETF’’) shares are valued at the closing mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees, at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, interest rates, and currency exchange rates.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the price of the Fund’s shares is not calculated. The price of the Fund’s shares will reflect any such changes when the price of the Fund’s shares is next calculated, which is the next day the Exchange is open. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders’ Fair Value Committee pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. The net asset value of each of the Fund’s classes of shares may differ from each other due to differences in the expenses of each of the share classes.

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TYPES OF SHARES AVAILABLE

Investor Shares are offered in this Prospectus. The Fund also offers A Shares, Advisor Shares and R Shares through different Prospectuses. (A Shares have an initial sales charge; Advisor Shares and R Shares do not. The operating expenses of A Shares, Advisor Shares and R Shares differ from those of Investor Shares.) Please contact SFA for a Prospectus containing information as to the fees and expenses of those classes and information as to eligibility to purchase shares of those classes.

Upon purchase of Investor Shares, you will not pay a sales load. However, your broker or agent may charge you a fee for helping you buy shares in the Fund.

Expenses you pay through the Fund.   The costs of managing and administering the Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees. Unlike A Shares, Advisor Shares and R Shares, Investor Shares are not subject to a Rule 12b-1 fee.

Choosing a Share Class.   The Fund offers four share classes: A Shares, Advisor Shares, Investor Shares, or R Shares. Investor Shares are generally available to direct clients of Schroders or its affiliates who meet the high investment minimum of $250,000 or investors meeting the minimum and who are clients of certain financial intermediaries having an arrangement with SFA. It is the sole responsibility of each financial intermediary to ensure that it only makes Investor Shares available to those categories of investors that qualify for access to the class. The Fund generally does not have the ability to enforce the limitations on access to the different share classes. However, the Fund will not knowingly sell a class of shares to any investor not meeting one of the applicable criteria for that share class.

The chart below summarizes the features of Investor Shares. This chart is only a general summary, and you should read the description of the Fund’s expenses in the ‘‘Fees and Expenses’’ section of this Prospectus.

	Minimum Initial/Subsequent Purchase Amount	Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee
Investor Shares	$250,000/$1,000(1)	None	None	None	None

(1)    A $100 minimum subsequent purchase amount applies for automatic investment plans.

The Trust may, in its sole discretion, waive the minimum initial or subsequent investment amounts for share purchases by specific investors or types of investors, including, without limitation: employee benefit plans, employer-sponsored retirement plans, an employee of Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Fund, or such employee’s spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

The Trust may suspend the offering of Fund shares for any period of time. The Trust may change or waive any investment minimum from time to time.

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HOW TO BUY SHARES

If you meet the initial $250,000 investment minimum, you may purchase Investor Shares of the Fund by completing the Account Application that accompanies this Prospectus, providing the completed Account Application to your Schroders’ representative, and sending payment by check or wire as described below. Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians. You may also buy and exchange Investor Shares of the Fund through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor Shares. Please consult a representative of your financial institution for further information.

The Fund sells its shares at their net asset value next determined after the Fund, BFDS, or an authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and, if applicable, in the Account Application that accompanies this Prospectus, and otherwise meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund). In order for you to receive the Fund’s next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time). Because financial intermediaries’ processing times may vary, please ask your financial intermediary, if any, when your account will be credited. The Trust reserves the right to reject any order to purchase shares of the Fund. The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

Certain brokers or other financial institutions may accept purchase orders for Investor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value. Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

The Fund does not issue share certificates.

Purchases by check.   If you are eligible to purchase Investor Shares, you should mail a check (in U.S. dollars) payable to the Fund at the address specified below. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds	Boston Financial Data Services, Inc.
P.O. Box 8507	Attn: Schroder Mutual Funds
Boston, MA 02266	66 Brooks Drive Braintree, MA 02184

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire.   You may purchase Investor Shares by making your initial investment by wire. A completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011000028
Attn: Schroder Mutual Funds
DDA No.: 9904-650-0
FBO: Account Registration
A/C: Mutual Fund Account Number
Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases.   You can make regular investments of $100 or more per month or quarter in Investor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

Purchases in kind.   Investors may purchase Investor Shares of the Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable and that such a transaction is in the best interests of the Fund. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by Schroders in the same manner as are the Fund’s portfolio securities as of the time of the next determination of the Fund’s net asset value. Although the Fund seeks to determine the fair value of securities contributed to the Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates.   SFA, Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information. See ‘‘Payments to Financial Intermediaries’’ below.

If correspondence to the shareholder’s address of record is returned, then, unless BFDS determines the shareholder’s new address, BFDS will reinvest dividends and other distributions returned to it in the Fund, and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder’s account at then-current net asset value.

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HOW TO SELL SHARES

When you may redeem.   You may sell your Investor Shares back to the Fund on any day the Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

You may also redeem and exchange Investor Shares of the Fund through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund.

For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers or other financial institutions may accept redemption orders for Investor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution’s authorized designee, receives the order. Agreements between such brokers or financial institutions and SFA, provide that these orders will be priced at the Fund’s net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day’s net asset value.

Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

Involuntary redemptions.   If, because of your redemptions, your account balance for the Fund falls below a minimum amount set by the Fund (presently $2,000), the Trust may choose to redeem your Investor Shares in the Fund and pay you for them. You will receive at least 30 days’ written notice before the Trust redeems your shares, and you may purchase additional shares of your share class at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension.   The Trust may suspend the right of redemption of the Fund or postpone payment by the Fund during any period when: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of the Fund’s net asset value not reasonably practicable.

Redemptions in kind.   The Trust does not expect to redeem shares in kind under normal circumstances. If the Trust redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to the Fund in whole or in part by a distribution in kind of liquid securities held by the Fund in lieu of cash.

General.   If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

Redemption fee.   The Fund imposes a 2.00% redemption fee on Investor Shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by the Fund in connection with short-term trading by investors in its shares.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Fund permits exceptions to the redemption fee policy for the following transactions:

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (‘‘wrap programs’’) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly, or, if more frequent, was the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

–	to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

–	where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);

–	redemptions made in connection with taking out a loan from the plan;

–	redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;

–	redemptions made as part of a systematic withdrawal plan;

–	redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;

–	redemptions made in connection with a participant’s termination of employment; and

–	redemptions made as part of a periodic rebalancing under an asset allocation model.

–	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund;

–	redemptions of shares acquired through the reinvestment of dividends or distributions paid by the Fund;

–	redemptions and exchanges effected by other mutual funds (e.g., funds of funds) that are sponsored by Schroders or its affiliates;

–	to the extent the Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

–	otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Fund.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

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EXCHANGES

You cannot currently exchange your Investor Shares of the Fund for shares of other Schroder funds.

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DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends from net investment income and distributes these dividends annually. The Fund distributes any net investment income and any net realized capital gain at least annually. The Fund makes distributions from net capital gain after applying any available capital loss carryovers.

You can choose from four distribution options:

–    Reinvest all distributions in additional shares of your share class of the Fund;

–	Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of your share class of the Fund;

–	Receive distributions from net investment income in additional shares of your share class of the Fund while receiving capital gain distributions in cash; or

–    Receive all distributions in cash.

You can change your distribution option by notifying your financial intermediary or, for Investor Shares notifying BFDS, in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in additional shares of your share class of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of the Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund’s shares to the extent Schroders believes that such trading is harmful to the Fund’s shareholders, although the Fund will not necessarily prevent all frequent trading in its shares. The Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). The Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in ‘‘market timing activities’’ or similar activities that may be harmful to the Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Board of Trustees of the Fund has established a 2.00% redemption fee for shares of the Fund held for two months or less from their date of purchase. See ‘‘How to Sell Shares – Redemption Fee’’ for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or its distributor enters into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trust’s ‘‘market timing’’ policies. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Fund or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Fund, or that the Fund or Schroders will be successful in limiting or eliminating such activities.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

SFA, Schroders or any of their affiliates, may, from time to time, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources and without additional cost to a Fund or its shareholders. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Fund, and/or provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

In some cases, a financial intermediary may hold its client’s shares of the Fund in nominee or street name. Financial intermediaries may also provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SFA, Schroders, or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by SFA, Schroders, or their affiliates to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate ranging up to 0.40% (0.00% to 0.40%) of the value of the financial intermediary’s clients’ investments in the Fund.

SFA or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SFA and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

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TAXES

Taxes on dividends and distributions.   For federal income tax purposes, distributions of investment income (including from municipal bonds, unless the Fund meets requirements applicable to holdings therein, that it does not expect to meet) are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from ‘‘qualified dividend income’’ will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

The Fund’s investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a ‘‘U.S. person’’ within the meaning of the Internal Revenue Code (a ‘‘foreign person’’), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. Pending legislation would extend this exemption from withholding for one year, i.e. for taxable years beginning before January 1, 2009. At the time of this filing, it is unclear whether the legislation will be enacted.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Taxes when you sell, redeem or exchange your shares.   Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes.   The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s return on those securities would be decreased. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Derivatives.   The Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Fund of Funds Structure.   Special tax consequences will apply to shareholders of the Fund as a result of its investments in other funds. Please see the SAI for more information.

Consult your tax advisor about other possible tax consequences.   This is a summary of certain U.S. federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

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DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Fund’s SAI for a description of the Fund’s policies and procedures regarding the persons to whom the Fund or Schroders may disclose the Fund’s portfolio securities positions, and under which circumstances.

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USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

INVESTMENT MANAGER
Schroder Investment Management North America Inc.
875 Third Avenue
New York, New York 10022

INVESTMENT SUB-ADVISER
Schroder Investment Management North America Limited
31 Gresham Street
London EC2V 7QA

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

CUSTODIAN
J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

DISTRIBUTOR
Schroder Fund Advisors Inc.
875 Third Avenue
New York, New York 10022

TRANSFER AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171

COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

SCHRODER SERIES TRUST
Schroder Multi-Asset Growth Portfolio

The Fund has an SAI which includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. You may get free copies of the SAI, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Fund’s SAI is also available on the following website: www.schroderfunds.com.

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is: Schroder Series Trust: 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840 – Schroder Series Trust